UNITED STATES

SECURITIES and EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2004

CRT PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

1-9997	59-2898045

(Commission File Number)	(IRS Employer Identification No.)

225 NE Mizner Boulevard, Suite 200 Boca Raton, Florida	33432

(Address of principal executive offices)	(Zip Code)

(561) 395-9666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

CRT Properties, Inc. (the “Company”) is amending its Form 8-K filed on November 30, 2004, to include (i) a Statement of Revenues and Certain Expenses for the 350 Las Olas and 450 Las Olas Buildings (the “Las Olas Centre” or the “Property”) for the year ended December 31, 2003, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and (ii) unaudited pro forma consolidated financial statements including (a) the Company’s pro forma consolidated balance sheet as of September 30, 2004, as if the acquisition of the Property occurred on September 30, 2004, (b) the Company’s pro forma consolidated statement of operations for the year ended December 31, 2003, as if the acquisition of the Property had occurred on January 1, 2003, (c) the Company’s pro forma consolidated statement of operations for the period ended September 30, 2004, as if the acquisition of the Property had occurred on January 1, 2004, and (d) a pro forma statement of estimated taxable operating results and estimated cash to be made available by operations of the Company for the year ended December 31, 2003, as if the acquisition of the Property had occurred on January 1, 2003.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 24, 2004, the Company acquired two Class “A” office buildings located in Fort Lauderdale, Florida, for a purchase price of approximately $138.0 million plus closing costs. The Property contains approximately 469,000 square feet of rentable space. This acquisition was funded with proceeds from a $99.0 million non-recourse first mortgage and the Company’s existing line of credit. The Property was acquired through the purchase of 100 percent of the partnership interests from East Las Olas Investors II, WLD Realty, Ltd., and Halmos Holdings, Inc., unrelated third parties.

The Company considered various factors in determining the price to be paid for the Property. Factors considered included the nature of the tenants and terms of leases in place, opportunities for alternative and new tenancies, historical and expected cash flows, occupancy rates, current operating costs on the Property and anticipated changes therein under Company ownership, the physical condition and location of the Property, the need for capital improvements, the anticipated effect on the Company’s financial results, and other factors. The Company took into consideration capitalization rates at which it believed other comparable Properties had recently sold. However, the Company determined the price it was willing to pay primarily on the factors discussed above relating to the Property itself and its fit into the Company’s existing operations. No separate independent appraisal was obtained by the Company in connection with this acquisition.

Item 9.01 Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report.

(a)	Financial Statements of Real Estate Acquired.

Statement of Revenues and Certain Expenses of the Las Olas Centre for the year ended December 31, 2003.

(b)	Pro Forma Financial Statements

The unaudited pro forma consolidated financial statements set forth (i) the pro forma balance sheet as of September 30, 2004, as if the acquisition had occurred on September 30, 2004, (ii) the pro forma consolidated statement of operations for the year ended December 31, 2003, as if the acquisition had occurred on January 1, 2003, (iii) the pro forma consolidated statement of operations for the period ended September 30, 2004, as if the acquisition had occurred on January 1, 2004, and (iv) a pro forma statement of estimated taxable operating results and estimated cash to be made available by operations of the Company for the year ended December 31, 2003, as if the acquisition occurred on January 1, 2003. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

The unaudited pro forma consolidated financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the acquisition occurred as of the date and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences would result from various factors, including but not limited to changes in occupancy, rental rates and rental expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
CRT Properties, Inc.
Boca Raton, Florida:

We have audited the accompanying statement of revenues and certain expenses of the property known as the Las Olas Centre (the “Property”) for the year ended December 31, 2003. On November 24, 2004, the Property was acquired from East Las Olas Investors II, WLD Realty, Ltd., and Halmos Holdings, Inc., an unrelated third party. This financial statement is the responsibility of the Property’s former management. Our responsibility is to express an opinion on the financial statement based on our audit

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of CRT Properties, Inc. dated November 24, 2004 as a result of the acquisition of the Property. Material amounts, described in Note 1 to the statement of revenues and certain expenses that would not be comparable to those resulting from future operations of the Property are excluded and, accordingly, the statement is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants

West Palm Beach, Florida
December 10, 2004

THE LAS OLAS CENTRE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2003

REVENUES:
Base rental income	$8,071,250
Operating expense recovery	3,847,643
Parking, antennae, and other income	1,422,804

Total revenues	13,341,697

CERTAIN EXPENSES:
Property operating	3,116,682
Real estate and other taxes	1,871,784
Management costs and fees	409,966

Total certain expenses	5,398,432

REVENUES IN EXCESS OF CERTAIN EXPENSES	$7,943,265

See notes to statement of revenues and certain expenses.

THE LAS OLAS CENTRE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2003

1.	BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Las Olas Centre (the “Property”) consists of two office buildings located in Fort Lauderdale, Florida, containing approximately 469,000 square feet of rentable space. The Property was acquired on November 24, 2004, through the purchase of 100 percent of the partnership interests from East Las Olas Investors II, WLD Realty, Ltd., and Halmos Holdings, Inc., unrelated third parties. The statement of revenues and certain expenses includes information related to the operations of the Property for the year ended December 31, 2003, as recorded by the Property’s previous owners, subject to the adjustments described below.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 2003, as certain expenses have been excluded, which may not be comparable to the expenses expected to be incurred in the future operations of the Property. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired Property.

     Management’s Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Rental Income – Rental income is recognized on a straight-line basis over the terms of the related leases.

     Property Operating Expenses – Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning, bad debts expense, and other administrative expenses.

     Management Costs and Fees – The Property is to be managed by Stiles Corporation, Inc., the original developer of the Property and an affiliate of the seller, for a period of two years for a management fee of approximately three percent of rental receipts plus reimbursement of personnel and other costs related to management of the Property.

LAS OLAS CENTRE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2003

2. OPERATING LEASES

Operating revenue is principally obtained from business tenant rentals under operating leases. Future minimum base rental income under all tenant operating leases as of December 31, 2003 is as follows:

Year ending December 31,	Amount
2004	$8,013,578
2005	7,333,373
2006	7,292,516
2007	4,550,026
2008	4,250,075
Thereafter	7,534,920

Total	$38,974,488

CRT PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2004
(in thousands)

	Historical			Pro Forma
	Consolidated	Pro Forma		Consolidated
	9/30/2004	Adjustments		9/30/2004
ASSETS
Operating Property:
Real estate	$1,166,116	$138,852	(a)	$1,304,968
Furniture and equipment	3,734			3,734
Accumulated depreciation	(205,843)			(205,843)

Operating Property — net	964,007	138,852		1,102,859
Undeveloped land held for investment	14,575			14,575
Undeveloped land held for sale, net	3,039			3,039
Cash and cash equivalents	4,845			4,845
Restricted cash	14,024			14,024
Accounts receivable, net	19,378			19,378
Investment in unconsolidated entity	3,240			3,240
Other assets	30,935			30,935

TOTAL ASSETS	$1,054,043	$138,852		$1,192,895

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loans payable	$517,025	$138,852	(a)	$655,877
Accounts payable	2,784			2,784
Accrued real estate taxes payable	10,850			10,850
Accrued liabilities — other	11,108			11,108
Dividends payable	9,700			9,700
Advance rents and security deposits	7,016			7,016

Total Liabilities	558,483	138,852		697,335

Minority Interest	6,844			6,844

Shareholders’ Equity:
Preferred stock	30			30
Common stock	354			354
Capital in excess of par value	650,131			650,131
Notes receivable from stock sales	(1,292)			(1,292)
Accumulated other comprehensive loss	(241)			(241)
Dividends in excess of net income	(28,768)			(28,768)
Treasury stock, at cost	(131,498)			(131,498)

Total Shareholders’ Equity	488,716			488,716

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,054,043	$138,852		$1,192,895

See accompanying notes to unaudited consolidated pro forma financial statements.

CRT PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(in thousands except per Share Data)

	Historical			Pro Forma
	Consolidated	Pro Forma		Consolidated
	2003	Adjustments		2003
REVENUES
Rental and other rental services	$146,076	$13,342	(a)	$159,418
Management fees	331			331
Interest	307			307

Total revenues	146,714	13,342		160,056

EXPENSES
Property operations	57,381	5,398	(a)	62,779
Depreciation and amortization	32,687	3,204	(b)	35,891
Mortgage and loan interest	29,249	6,681	(d)	35,930
General and administrative	11,138			11,138
Direct cost of management fees	88			88
Other	147			147

Total expenses	130,690	15,283		145,973

INCOME (LOSS) BEFORE GAIN ON SALE OF ASSETS AND INCOME TAXES	16,024	(1,941)		14,083
Gain on sale of assets	573			573

INCOME (LOSS) BEFORE INCOME TAXES	16,597	(1,941)		14,656
Income tax (benefit) provision	(94)	(66	)(c)	(160)

NET INCOME (LOSS)	16,691	(1,875)		14,816
Dividends on preferred stock	(1,995)			(1,995)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$14,696	$(1,875)		$12,821

EARNINGS PER COMMON SHARE:
Basic	$.69			$.60

Diluted	$.69			$.60

WEIGHTED AVERAGE COMMON SHARES:
Basic	21,337			21,337

Diluted	21,448			21,448

See accompanying notes to unaudited pro forma consolidated financial statements.

CRT PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended September 30, 2004
(in thousands except per Share Data)

	Historical			Pro Forma
	Consolidated	Pro Forma		Consolidated
	9/30/2004	Adjustments		9/30/2004
REVENUES
Rental and other rental services	$121,373	$10,874	(a)	$132,247
Management fees	263			263
Equity in earnings of unconsolidated entity	306			306
Interest	315			315

Total revenues	122,257	10,874		133,131

EXPENSES
Property operations	47,686	4,109	(a)	51,795
Depreciation and amortization	29,615	2,403	(b)	32,018
Mortgage and loan interest	22,981	5,010	(f)	27,991
General and administrative	10,157			10,157
Direct cost of management fees	-			-
Other	157			157

Total expenses	110,596	11,522		122,118

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	11,661	(648)		11,013
Income tax (benefit) provision	-	(22	) (c)	(22)

INCOME (LOSS) BEFORE MINORITY INTEREST	11,661	(626)		11,035
Minority Interest	72			72

NET INCOME (LOSS)	11,589	(626)		10,963
Dividends on preferred stock	(4,764)			(4,764)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,825	$(626)		$6,199

EARNINGS PER COMMON SHARE:
Basic	$.26			$.23

Diluted	$.25			$.23

WEIGHTED AVERAGE COMMON SHARES:
Basic	26,590			26,590

Diluted	26,919			26,919

See accompanying notes to unaudited pro forma consolidated financial statements.

CRT PROPERTIES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

     On November 24, 2004, CRT Properties, Inc. and subsidiaries (the “Company”) acquired the Las Olas Centre (the “Property”). The Property consists of two office buildings located in Fort Lauderdale, Florida, containing a total of approximately 469,000 square feet of rentable space and was acquired by the Company through the purchase of 100 percent of the partnership interests from East Las Olas Investors II, WLD Realty, Ltd., and Halmos Holdings, Inc., unrelated third parties. The statement of revenues and certain expenses includes information related to the operations of the Property for the year ended December 31, 2003, as recorded by the Property’s previous owner, subject to the pro forma adjustments described below.

2. Unaudited Pro Forma Consolidated Balance Sheet

     The unaudited pro forma consolidated balance sheet as of September 30, 2004, is based on the historical balance sheet for the Company presented in its Quarterly Report on Form 10-Q as of September 30, 2004. The unaudited pro forma balance sheet includes adjustments assuming this acquisition had occurred as of September 30, 2004. Significant pro forma adjustments in the unaudited pro forma consolidated balance sheet include the following:

(a)	The Company purchased the Property for approximately $138.0 million, plus closing costs. This acquisition was funded with proceeds from a $99.0 million non-recourse first mortgage and a $39.0 million draw on the Company’s existing line of credit. The Company has allocated the purchase price to real estate in the accompanying pro forma consolidated balance sheet. The Company is in the process of determining if any intangible assets were acquired which may result in future adjustments to the allocation of the purchase price.

CRT PROPERTIES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(continued)

3. Unaudited Pro Forma Consolidated Statement of Operations

     The unaudited pro forma consolidated statement of operations for the year ended December 31, 2003, includes adjustments assuming that the acquisition of the Las Olas Centre occurred as of January 1, 2003, and is based on the historical statement of operations for the Company presented in its Annual Report on Form 10-K for the year ended December 31, 2003. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2004, includes adjustments assuming that the acquisition of the Property occurred as of January 1, 2004, and is based on the historical statement of operations for the Company presented in its Quarterly Report on Form 10-Q for the period ended September 30, 2004. Significant pro forma adjustments in the unaudited pro forma consolidated statements of operations include the following:

(a)	Adjustment required for the historical rental revenues and operating expenses for the Property. Operating expenses include management costs and fees calculated using the historical management costs of the Property.

(b)	Adjustment required to reflect depreciation on the Property, based on the total allocated cost of the acquisition to depreciable assets. The Company uses the straight-line method for depreciation and amortization with an estimated useful life of 39 years for the Property. As discussed in Note 2(a), the Company has not finalized the allocation of the purchase price. Any change to the allocation may result in changes to depreciation.

(c)	Adjustment required to reflect applicable federal income taxes on the Property’s taxable income. The Property’s taxable income has been reduced by ninety percent for the dividends required to be paid to the Company’s shareholders to maintain its real estate investment trust status for federal income tax purposes.

(d)	Adjustment required to reflect interest expense related to a non-recourse mortgage loan in the amount of $99.0 million (a 5.4 percent fixed rate mortgage) and a $39.0 million draw on the Company’s line of credit. The estimated average interest rate on the line of credit was 3.4 percent. If the weighted average interest rate on this variable rate debt were 100 basis points higher or lower, annual interest expense would be increased or decreased by approximately $390,000.

CRT PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
AND ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003
(In Thousands)

Revenues
Rental and other rental services	$157,334
Management fees	331
Interest	307

Total revenues	157,972

Expenses
Property operations	62,955
Depreciation and amortization	27,783
Mortgage and loan interest	35,930
General and administrative	11,277
Direct cost of management fees	88
Other	1,196

Total expenses	139,229

Estimated Taxable Operating Income	18,743
Add Back: Depreciation and Amortization	27,783

Estimated Cash To Be Made Available By Operations	$46,526

Note 1:	This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of the Company for the twelve month period ended December 31, 2003 assuming that the acquisition of the Property had occurred on the first day of the twelve month period. However, this statement does not purport to reflect actual taxable results for any period.

Note 2:	Tax depreciation was determined based upon the actual tax depreciation for the Company’s existing portfolio and based upon the assumption that the acquisition of the Property had occurred on the first day of the twelve month period.

(c) Exhibits

EXHIBIT INDEX

     The following designated exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
23	Consent of Deloitte and Touche LLP

99	The Company’s current report on Form 8-K dated November 24, 2004, which Exhibit is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRT PROPERTIES, INC.
Dated: December 10, 2004	By:	/s/ Steven A. Abney
Steven A. Abney
		Title:	Vice President, Finance and Chief Accounting Officer (Principal Financial Officer)